Exhibit 99 (a)

Household Home Equity Loan Trust 1999-1
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Original Principal Class A                        431,920,000.00
   Class A-1                                      237,000,000.00
   Class A-2                                       62,000,000.00
   Class A-3                                       90,000,000.00
   Class A-4                                       42,920,000.00
Number of Class A Bonds (000's)                       431,920.00
   Class A-1                                          237,000.00
   Class A-2                                           62,000.00
   Class A-3                                           90,000.00
   Class A-4                                           42,920.00
Original Principal Class M                         68,470,000.00
   Class M-1                                       35,550,000.00
   Class M-2                                       32,920,000.00
Number of Class M Bond (000's)                         68,470.00
   Class M-1                                           35,550.00
   Class M-2                                           32,920.00

Distribution Date                                Sum of 01/20/2002 to 12/20/2002

                                                             Total 2002
CLASS A
Principal Distribution                                                     0.00
Class A-1 Interest Distribution                                            0.00

Principal Distribution                                            51,646,064.75
Class A-2 Interest Distribution                                    1,131,328.35

Principal Distribution                                            12,301,972.86
Class A-3 Interest Distribution                                    6,378,559.99

Principal Distribution                                               550,925.50
Class A-4 Interest Distribution                                    3,094,532.04


Total Distribution Amount - Class A                               75,103,383.49


CLASS M
Principal Distribution                                            11,325,935.63
Interest Distribution                                              2,400,351.96

Principal Distribution                                             6,589,495.25
Interest Distribution                                              2,744,172.60

Total Distribution Amount                                         23,059,955.44